THE BANC STOCK GROUP FUND


April 27, 1999

Dear Shareholder:

I want to take this annual opportunity to thank you for investing in THE BANC STOCK GROUP FUND, to discuss the market conditions under which we have been operating for the past year and to highlight the long-term opportunities that those same market conditions represent for all of us as we continue to invest in America's community banks.

From the opening day of THE BANC STOCK GROUP FUND, August 1, 1997, the Fund moved up rapidly in an environment of growth for bank stocks. Beginning in the Spring of 1998, as markets do from time to time, bank stocks as a group were indiscriminately sold off. For instance; from the period April, 1998 to October, 1998 the Nasdaq Bank Index Total Return fell 34.83%. There was little or no seeming consideration for asset quality, earnings or growth potential. There were market driven decisions being made about the quality of community banks which had little basis in economic reality, as far as we could see.

GOOD EARNINGS IN 1999

Through the Fourth Quarter and now into 1999, bank earnings have continued a steady growth pattern that we expect to continue. After paying a $0.66 dividend per share in November, 1998, the Fund finished on 2-28-99 with a NAV of $10.72. A long-term buy and hold strategy recognizes that the market will go through short-term corrections and rallies that lead to time periods of undervaluation which create buying opportunities.

The recent market conditions have made it possible for us to buy more community and regional bank stocks at less cost. More value at less cost is exactly what each of us looks for in A GOOD SALE in our hometown. We each buy items for our business and items for everyday life in the same manner. Our shared principles are sound.

THIS YEAR'S HIGHLIGHTS OF THE BANC STOCK GROUP FUND

     o    THE FUND PAID A SIXTY-SIX ($0.66) CENT DIVIDEND on November 13, 1998.

     o We have engaged Mutual Funds Service Company of Dublin, Ohio to provide the best service possible to our customers. They will take care of all your administrative needs.

     o We have taken to the airwaves! Mark Allen Davis, Vice President of Research, who has spent the past twenty-two years researching, analyzing and recommending bank stocks is becoming a regular, sought-after guest on financial talk shows around the country. His views on value-based investing are also being showcased in banking industry publications. Mark, as many of you know, brings a fresh, clear perspective to the art and science of finding great values in bank stocks.

     o We systematically review all banks in the Fund for Year 2000 readiness. We are please to report that, in our opinion, our banks have taken extraordinary steps to meet the very focused and intensive oversight of regulatory agencies (SEC, NASD, FDIC, OTC and OCC) and state agencies regarding this issue. The Fund's service suppliers have ALL RESPONDED FAVORABLY IN WRITING AS TO THEIR Y2K READINESS.

     o As of February 28, 1999, The Fund had total assets of $15,719,264 and investments encompassing 104 banks in 32 states.

SUMMARY

These are the steps we take every day to assure the quality and value of your Fund. Should you have any questions, please feel free to call me directly at 800/733-2265. I will be delighted to speak with you about our nation's great banking system.

Finally, I have mentioned Mark Davis' fine contribution to THE BANC STOCK GROUP FUND. There are two additional mutual fund professionals on staff who spend their days working on your behalf. They deserve our appreciation for the skills that they bring to the Fund's management and marketing activities. Lisa R. Hunter, Vice President for Compliance and a BANC STOCK GROUP FUND Board Member and Harry J. Ryan, Vice President and Director of Marketing. Each is focused upon the importance of your investment. As with everyone associated with THE BANC STOCK GROUP FUND, they are determined to make sure that all shareholders are provided with the best possible service.

On behalf of the team at THE BANC STOCK GROUP FUND, I assure you that we appreciate your investment and we look forward to serving you and your family for many years.

Sincerely,

/s/ Michael E. Guirlinger

Michael E. Guirlinger
President
The BSG Funds

                      COMPARISON OF A $10,000++ INVESTMENT
                          IN THE BANC STOCK GROUP FUND
               (SINCE INCEPTION OF 98/01/97, AFTER SALES CHARGE)
                TO THE S&P 500 INDEX AND THE RUSSELL 2000 INDEX
                      INCLUDING REINVESTMENT OF DIVIDENDS



         ANNUALIZED RETURN

     1 Year    Since Inception
     ------    ---------------
    -10.79%         8.49%


[GRAPH] The following information was presented as a line graph:



DATE           BANC STOCK FUND      S&P 500 INDEX     RUSSELL 2000 INDEX
----           ---------------      -------------     ------------------
Inception          $9,600               10,000              10,000
Aug-97             $9,562                9,511              10,232
Sep-97            $10,445               10,031              10,978
Oct-97            $10,704                9,697              10,491
Nov-97            $10,954               10,144              10,420
Dec-97            $11,904               10,317              10,606
Jan-98            $11,760               10,430              10,446
Feb-98            $12,240               11,176              11,224
Mar-98            $12,941               11,743              11,693
Apr-98            $13,680               11,860              11,756
May-98            $13,718               11,659              11,131
Jun-98            $13,286               12,126              11,163
Jul-98            $13,104               11,999              10,261
Aug-98            $10,646               10,290               8,296
Sep-98            $10,646               10,938               8,928
Oct-98            $10,579               11,810               9,288
Nov-98            $11,021               12,513               9,770
Dec-98            $10,817               13,220              10,369
Jan-99            $10,858               13,763              10,501
Feb-99            $10,919               13,343               9,670


The maximum initial sales charge payable on an investment in the Fund was 4.00% on February 28, 1999. At public offering price of $10,000, the net investment in the Fund would be $9,600 assuming no waiver or reduction of sales charges. The performance information shown represents past performance and should not be interpreted as indicative of the Funds future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's return is net of all fees. The index does not include fees.

++ Not covered by Report of Independent Accountants.

                            THE BANC STOCK GROUP FUND
                             SCHEDULE OF INVESTMENTS
                               FEBRUARY 28, 1999

                                                                  MARKET
   SHARES                                                         VALUE
--------------                                                ---------------

COMMON STOCKS - 98.14%
COMMERCIAL BANKS-CENTRAL U.S.- 8.56%
     2,000+ BNCCORP Inc.....................................$         18,875
     2,500  BancFirst Corp..................................          83,125
     5,900  Bay Bancshares Inc..............................          72,644
     9,960  Capitol Bancorp Limited.........................         184,260
     6,500  Cass Commercial Corp............................         160,062
       500  Community Financial Corp........................           5,250
     3,210  DCB Financial Corp..............................          52,965
       850  First Commerce Bancshares, Inc..................          22,313
     9,000  First Oak Brook Bancshares, Inc.................         162,000
    17,425  Franklin Bank NA................................         165,537
     5,333  Mahaska Investment Co...........................          87,328
     1,963  MetroBanCorp....................................          15,949
     1,000+ National City Bancorp...........................          21,813
     5,500  Peoples Bank Corporation of Indianapolis........         178,063
     4,500  Southside Bancshares Corp.......................          52,875
     1,000  State Financial Services Corp...................          13,000
     2,500  Summit Bancshares Inc...........................          43,750
       300  UnionBancorp, Inc...............................           4,538
                                                              ---------------
                                                                   1,344,347
                                                              ---------------
COMMERCIAL BANKS-EASTERN U.S.- 15.42%
    61,500+ Atlantic Bank & Trust Co....................             738,000
       500  Banknorth Group, Inc........................              13,375
    11,600  Bar Harbor Bancshares.......................             237,800
       100  CNB Financial Corp..........................               1,700
     8,000  Columbia Bancorp............................             120,000
     2,000  Community Bank System, Inc..................              52,375
     1,400  Community Independent Bank Inc..............              20,125
     1,102  DNB Financial Corp..........................              32,234
    10,460  F.N.B. Corp.................................             239,926
     4,000  First Financial Corp........................              51,500
     2,700  Interchange Financial Services Corp.........              44,212
     5,000  Long Island Financial Corp..................              58,750
     3,800  North Fork Bancorporation...................              83,600
    24,325  Skylands Community Bank.....................             282,778
     4,000  Suffolk Bancorp.............................             110,000
     1,850  Tompkins County Trustco Inc.................              63,825
     3,000  UST Corp....................................              62,812
     6,900  Webster Financial Corp......................             210,881
                                                              ---------------
                                                                   2,423,893
                                                              ---------------
COMMERCIAL BANKS-SOUTHERN U.S.- 9.92%
     8,300  ABC Bancorp.................................             100,638
     4,000  American National Bankshares, Inc...........             117,000
     2,784  C&F Financial Corp..........................              52,200
       500  Century South Banks, Inc....................              12,125
     5,000  Colony Bankcorp Inc.........................             121,250
     4,900  Community Bankshares Inc....................             113,313
    10,800  Compass Bancshares Inc......................             395,550
     2,600  First Charter Corp..........................              48,588
     2,300  ISB Financial Corp..........................              44,850
     1,600+ Republic Bancshares, Inc....................              28,400
     4,000  Seacoast Banking Corp of Florida............             107,500
     7,000+ Southeast Commerce Holding Co...............              63,000
     4,300  Southern Financial Bancorp, Inc.............              87,075
    11,700  Summit Bank Corp............................             179,887
     2,800  Virginia Commonwealth Financial Corp........              86,800
                                                              ---------------
                                                                   1,558,176
                                                              ---------------
COMMERCIAL BANKS-WESTERN U.S.- 37.13%
    50,175  BYL Bancorp.................................             727,537
    31,700  Bank of Commerce............................             598,337
     5,628  Bank Petaluma...............................             125,927
     7,968  Bay Area Bancshares.........................             313,740
    12,437  California Independent Bancorp..............             292,270
     3,150  Capital Corp of the West....................              29,925
       500  Cathay Bancorp, Inc.........................              19,500
     2,070  Coast Bancorp...............................              40,365
     2,500  Columbia Bancorp............................              21,250


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                  MARKET
   SHARES                                                         VALUE
--------------                                                ---------------

    45,950  Comstock Bancorp............................             505,450
    19,186  Fallbrook National Bank.....................             155,886
    10,000  First State Bancorp.........................             192,500
     4,100  GBC Bancorp.................................              87,125
     7,412+ Hanmi Bank..................................             111,180
     2,964  Heritage Oaks Bancorp.......................              41,496
     9,369+ Nara Bank National Assoc....................              98,374
    47,878+ Northern Empire Bancshares..................             933,621
    11,025  Northrim Bank...............................             137,812
     4,000  Orange National Bancorp.....................             110,500
     3,687  Saratoga Bancorp............................              57,609
    10,912  SierraWest Bancorp..........................             332,816
    19,800+ Silicon Valley Bancshares...................             379,912
    13,000+ Union Bankshares Ltd........................             136,500
     4,923+ United Security Bancorp.....................              71,376
       320  Western Bancorp.............................               9,860
    24,377+ Wilshire State Bank.........................             304,713
                                                              ---------------
                                                                   5,835,581
                                                              ---------------
SAVINGS&LOAN/THRIFT-CENTRAL U.S.- 2.07%
     9,270  Coastal Bancorp, Inc........................             148,320
       391  Commercial Federal Corp.....................               8,529
     6,100+ Hallmark Capital Corp.......................              61,763
       250  Home Federal Bancorp........................               5,750
     2,000  MFB Corp....................................              45,500
     4,500+ PVF Capital Corp............................              55,125
                                                              ---------------
                                                                     324,987
                                                              ---------------
SAVINGS&LOAN/THRIFT-EASTERN U.S.- 4.19%
     1,700  Albion Banc Corp............................              15,937
    11,700  Alliance Bancorp of New England, Inc........             121,388
     4,000  American Bank of Connecticut, Waterbury.....              84,250
     2,000  Andover Bancorp, Inc........................              60,000
     4,500+ First Coastal Corp..........................              43,313
     4,500  Hingham Institution for Savings.............              67,500
     3,000  Home Port Bancorp, Inc......................              70,500
    12,200  Ipswich Savings Bank........................             131,150
     4,830  Prestige Bancorp, Inc.......................              64,903
                                                              ---------------
                                                                     658,941
                                                              ---------------
SAVINGS&LOAN/THRIFT- SOUTHERN U.S.- 0.52%
     8,900  BankUnited Financial Corp...................              62,856
       500  Community Financial Corp....................               5,625
       700  First Liberty Financial Corp................              13,737
                                                              ---------------
                                                                      82,218
                                                              ---------------
SAVINGS&LOAN/THRIFT- WESTERN U.S.- 20.33%
    14,660  Access Anytime Bancorp......................              98,955
     3,500+ FirstFed Financial Corp.....................              59,281
    30,900+ First Republic Bank.........................             745,463
    16,000  Golden State Bancorp, Inc...................             285,000
    52,475+ ITLA Capital Corp...........................             813,363
    33,499+ MCB Financial Corp..........................             259,617
    13,105  Pacific Crest Capital, Inc..................             196,575
    45,262+ Quaker City Bancorp, Inc....................             676,101
     3,500+ Sterling Financial Corp.....................              60,813
                                                              ---------------
                                                                   3,195,168
                                                              ---------------
TOTAL COMMON STOCK
    (Cost $17,116,845)                                            15,423,311


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

SHORT-TERM INVESTMENTS- 3.49%
   548,120  Star Bank Treasury Fund
                (Cost $548,120)                                      548,120
                                                              ---------------

TOTAL INVESTMENTS
    (Cost $17,664,965)......................... 101.63%           15,971,431

LIABILITIES LESS OTHER ASSETS .................  (1.63%)            (255,743)
                                               ----------     ---------------

TOTAL NET ASSETS............................... 100.00%     $     15,715,688
                                               ==========     ===============

(1) Federal Tax Information: At February 28, 1999 the net unrealized appreciation based on cost for Federal Income tax purposes of $17,664,965 was as follows:

     Aggregate gross unrealized appreciation for all investments
     for which there was an excess of value over cost...........   $ 573,196

     Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value...........  (2,266,730)
                                                                --------------

     Net unrealized depreciation................................ $(1,693,534)
                                                                ==============

+    Non-income producing security


                            THE BANC STOCK GROUP FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1999

ASSETS:
Investments in securities, at value
     (cost $17,664,965) (Note 2)........................  $     15,971,431
Receivable for securities sold..........................            38,559
Receivable for fund shares sold.........................             5,319
Receivable from interest and dividends..................            15,215
                                                            ---------------
     Total Assets.......................................        16,030,524
                                                            ---------------
LIABILITIES:
Payables:
     Fund shares redeemed................... $    18,998
     Investment securities purchased........     265,993
     Advisory fees (Note 4).................      29,845
                                              -----------
     Total Liabilities......................                       314,836
                                                              -------------
Net Assets..................................              $     15,715,688
                                                            ===============
NET ASSETS CONSIST OF:
     Additional paid in capital.........................  $     17,409,222
     Accumulated net realized gain from
       investment transactions (Note 6 )................            72,533
     Net unrealized depreciation on
       investments......................................        (1,693,534)
                                                            ---------------
Net Assets..............................................  $     15,715,688
                                                            ===============
Net asset value and redemption
price per share
     ($15,715,688/1,466,609 shares
     of capital stock outstanding)
     (Note 6 )..........................................  $          10.72
                                                            ===============
Maximum offering price per share
     (net asset value plus sales charge of 4.00%).......  $          11.17
                                                            ===============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            THE BANC STOCK GROUP FUND
                             STATEMENT OF OPERATIONS
                      For the year ended February 28, 1999

INVESTMENT INCOME:
Dividend..........................................  $  198,423
Interest..........................................      14,706
                                                    -----------
                                                       213,129
Expenses:
     Operating Expenses...........................  $  435,072
     Total Expenses...............................     435,072
     Net Investment Loss..........................    (221,943)

NET REALIZED AND
UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
(Note 2)
Net realized gain from investment transactions....     684,434
Net change in unrealized depreciation of
   investments....................................  (3,108,740)
Net realized and unrealized loss on investments... (2,424,306) Net decrease in net assets resulting from operations..................................... $(2,646,249)
                                                   ============



                            THE BANC STOCK GROUP FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 For the period
                                                                 August 1, 1997
                                                                 (Commencement
                                                For the          of Operations)
                                              year ended            through
                                           February 28, 1999   February 28, 1998
                                           -----------------   -----------------
Net investment loss....................    $    (221,943)      $    (47,249)
Net realized gain from
   investment transactions.............          684,434            429,132
Net change in unrealized
   depreciation of investments.........       (3,108,740)         1,415,206
                                           -----------------   -----------------
Net decrease in net assets
   resulting from operations...........       (2,646,249)         1,797,089

Distributions from
   net investment income...............                0                  0
Distributions from
   net realized gains..................         (993,784)                 0

Net capital share
   transactions (Note 5 )..............        5,653,745         11,804,887
                                           -----------------   -----------------

Net increase in net assets.............        2,013,712         13,601,976

NET ASSETS:
Beginning of period....................       13,701,976            100,000
                                           -----------------   -----------------
End of period..........................    $  15,715,688       $  13,701,976
                                           =================   =================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            THE BANC STOCK GROUP FUND
                              FINANCIAL HIGHLIGHTS
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 For the period
                                                                 August 1, 1997
                                                                 (commencement
                                               For the           of operations)
                                              year ended            through
                                           February 28,1998     February 28,1998

Net asset value, beginning of period....   $       12.75        $      10.00
                                           ----------------     ----------------
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS
Net investment loss.....................           (0.15)              (0.07)
Net realized and unrealized gain on
     investments........................           (1.22)               2.82
                                           ----------------     ----------------
Total from investment operations........           (1.37)               2.75
                                           ----------------     ----------------
LESS DISTRIBUTIONS
Dividends from net investment income....            0.00                0.00
Distribution from realized gains from
   security transactions................           (0.66)               0.00
                                           ----------------     ----------------
Total distributions.....................           (0.66)               0.00
                                           ----------------     ----------------

Net asset value, end of period..........   $       10.72        $      12.75
                                           ================     ================

Total return**..........................          (10.79%)             52.24%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's).....           15,716              13,702
Ratio of expenses to average net assets.             2.50%               2.50%
Ratio of net investment income (loss)
   to average net assets................            (1.27%)             (1.07%)
Portfolio turnover rate.................            54.07%              26.65%

*  Annualized
** Based on net asset value per share

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                            THE BANC STOCK GROUP FUND
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1999

NOTE 1. ORGANIZATION
     The Banc Stock Group Fund (the "Fund") was organized as a series of the BSG Funds , an Ohio business trust (the "Trust") on January 14, 1997 and commenced operations on August 1, 1997. The Fund is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue an unlimited number of shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Fund's investment objective is to provide shareholders with long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions, and financial services companies believed by the Adviser to offer superior prospects for long term growth. The Fund is the only current series of the BSG Funds.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price on such exchanges, or at the last bid price in the over-the-counter market except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. Securities for which market quotations are not readily available, or when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, are

                            THE BANC STOCK GROUP FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                FEBRUARY 28, 1999


valued as determined in good faith by the Adviser, subject to review by the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the Adviser believes such prices accurately reflect the fair market value of the security.

      Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain. Therefore, no federal income tax provision is required.

      Dividends and Distributions-The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses.

     Organization expenses- During its organization and initial registration with the Securities and Exchange Commission (the "SEC"), the Fund incurred organization expenses. The Adviser was obligated to incur these expenses.

      Security Transactions- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the life of the respective securities.

NOTE 3. PURCHASES AND SALES OF SECURITIES
     Investment transactions (other than short term investments) for the year ended February 28, 1999 were as follows:

Purchases........................    $13,283,088
Sales............................      9,172,258

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS
     The Trust has an agreement with Heartland Advisory Group, Inc. (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to serve as investment adviser to the Fund. Under the terms of the agreement, a monthly fee is paid to the Adviser at an annual rate of 2.50% of the average daily net assets of the Fund. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. After the initial two years, this advisory agreement is subject to an annual approval by the Trustees of the Trust.

     For the year ended February 28, 1999, the Adviser earned advisory fees of $435,072. For this same time period, the Adviser paid all fees and expenses relating to non-interested person trustees, and will not seek reimbursement from the Fund.

     The Trust had agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing , fund accounting and administrative services to the Fund. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of

                            THE BANC STOCK GROUP FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                FEBRUARY 28, 1999


its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws. The Administrator, receives a monthly fee from the Adviser equal to an annual average rate of 0.25% of the Fund's average daily net assets. Effective March 1, 1999, Mutual Funds Services, Co. assumed the duties of administrator.

     The Trust has an agreement with Banc Stock Financial Services, Inc. (the "Distributor"), with whom certain officers and trustees of the Trust are affiliated, to act as the principal underwriter of the Fund's shares. The Distributor also receives brokerage commissions from the Fund for executing portfolio purchase and sale transactions. Both the Adviser and the Distributor are wholly owned by The Banc Stock Group, Inc. For the year ended February 28, 1999, the Distributor earned underwriter fees and brokerage commissions in the amount of $17,762 and $72,070, respectively. In addition, Banc Stock Financial Services, Inc. received brokerage commissions for the execution of portfolio purchase and sale transactions in the amount of $204,558.


NOTE 5. FUND SHARE TRANSACTIONS
     At February 28, 1999 there were an unlimited number of shares of capital stock authorized. Transactions in capital stock were as follows:

                                                             For the period
                                                           August 1, 1997(1)
                                                            (commencement of
                                       For the                 operations)
                                      year ended            through February
                                   February 28,1999             28, 1998
--------------------------------------------------------------------------------
                                  Shares       Amount      Shares      Amount
                                  ------       ------      ------      ------
Shares sold.....................  591,261   $7,940.884   1,105,271  $12,287,553
Shares issued for reinvestment
  dividends and distribution
  from realized gains...........   86,932      940,605           0            0
Shares redeemed................. (286,593)  (3,227,744)    (40,262)    (482,666)
                                 ---------  -----------  ----------  -----------
Net increase....................  391,600   $5,653,745   1,065,009  $11,804,887
                                 =========  ===========  ==========  ===========

(1) The only transaction prior to August 1, 1997 occurred on April 22, 1997 when the Adviser purchased 10,000 shares of the Fund at $10.00 per share to establish the Trust.

NOTE 6. RECLASSIFICATION OF CAPITAL ACCOUNTS
     The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss has been adjusted to Accumulated Undistributed Net Realized Gain, and Additional Paid in Capital as of February 28, 1999 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended February 28, 1999.

         Undistributed Net        Additional Paid         Undistributed Net
          REALIZED GAIN             IN CAPITAL             INVESTMENT LOSS
          -------------             ----------             ---------------
            ($72,533)               ($149,410)                $221,943

                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
Banc Stock Group Fund:

We have audited the accompanying statement of assets and liabilities of Banc Stock Group Fund, including the schedule of portfolio investments, as of February 28, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets, and financial highlights for the year then ended and for the period from August 1, 1997 (commencement of operations) to February 28, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of February 28, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Banc Stock Group Fund as of February 28, 1999, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from August 1, 1997 (commencement of operations) to February 28, 1998 in the period then ended, in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
March 17, 1999

                RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS OF
                            THE BANC STOCK GROUP FUND

                                FEBRUARY 26, 1999


With respect to approval of a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the following votes were cast:

For Approval:              1,154,907
Against Approval:             13,015
Abstain:                      24,866

Approval of the New Management Agreement between the Trust and Heartland Advisory Group, Inc. the following votes were cast:

For Approval:              1,160,642
Against Approval:              7,019
Abstain:                      25,128

Ratification of the appointment of McCurdy & Associates CPA's, Inc. as independent accountants of the Trust for the fiscal year ending February 28, 2000 the following votes were cast:

For Approval:              1,171,191
Against Approval:              1,549
Abstain:                      20,048

Not covered by report if Independent Accountants

                                                            [LOGO]



                                                       THE BANC STOCK
                                                         GROUP FUND


                                                 Investing in America through
                                                  America's community banks



                                                        ANNUAL REPORT



                                                       February 28, 1999



      THE BANC STOCK
       GROUP FUND
     1105 Schrock Road                                  1105 Schrock Road
        Suite 437                                           Suite 437
    Columbus, Ohio 43229                               Columbus, Ohio 43229